Exhibit 10.46

December 30, 2014

To: The Borrower, the Guarantors and the Lenders under the Credit Agreement defined below

Re: Credit Agreement dated as of August 29, 2012 (as amended, the “Credit Agreement”) by and among Meadowbrook Insurance Group, Inc. (the “Borrower”), the Lenders (together with their respective successors and assigns, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

Ladies/Gentlemen:

The Loan Parties have requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein. Subject to the Required Lenders and the Loan Parties signing this letter, the Lenders, the Borrower and the Administrative Agent hereby agree that clause (c) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended by deleting the words “or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of” therein.

The Loan Parties represent and warrant to the Lenders that no Default exists under the Credit Agreement, and that no Indebtedness of any of the Loan Parties contains any provision that would result in an event of default, or require, or allow the holders of any Indebtedness of any of the Loan Parties to require, a prepayment, redemption or other defeasance of, or distribution with respect to, any such Indebtedness, upon any Loan Party entering into a contract or arrangement that, upon consummation thereof, would result in a change of control or similar event but prior to the actual change of control or similar event.

Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each Loan Party represents and warrants to the Lenders and the Administrative Agent that it is not aware of, and hereby waives, any claims or causes of action against the Administrative Agent, the Issuing Bank, any Lender or any of their successors or assigns arising in connection with the Credit Agreement or any other Loan Document, in any case, on or prior to the date hereof.

The execution, delivery and effectiveness of this letter shall not (a) except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, or (b) entitle any Loan Party to a waiver, amendment, modification or other change to, of or in respect of any provision of any of the Loan Documents in the future in similar or dissimilar circumstances.

This letter may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy or other electronic imaging shall be enforceable as originals. This letter is a Loan Document, and shall be effective as of the date written above when it is signed by the Required Lenders, the Administrative Agent and the Loan Parties.

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Very truly yours,

JPMORGAN CHASE BANK, individually and as
Administrative Agent

By: /s/Hector J. Varona
Name: Hector J. Varona
Title: Vice President

2

Accepted and agreed:

BANK OF AMERICA, N.A., individually and as a
Syndication Agent

By: /s/ Gregory J. Bosio
Name: Gregory J. Bosio
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, individually
and as a Syndication Agent

By: /s/James Cribbet
Name: James Cribbet
Title: Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY

By: /s/Laura M. Kalil
Name: Laura M. Kalil
Title: Managing Director

CITIZENS BANK, NATIONAL ASSOCIATION
(formerly known as RBS Citizens, N.A.)

By: ____________________________
Name: _________________________
Title: __________________________

3

Accepted and agreed:

MEADOWBROOK INSURANCE GROUP, INC.

By: /s/Karen M. Spaun
Name: Karen M. Spaun
Title: Sr. Vice President and Chief Financial Officer

CREST FINANCIAL CORPORATION

By: /s/Karen M. Spaun
Name: Karen M. Spaun
Title: Sr. Vice President and Chief Financial Officer

MEADOWBROOK INC.

By: /s/Karen M. Spaun
Name: Karen M. Spaun
Title: Sr. Vice President and Chief Financial Officer

PROCENTURY CORPORATION

By: /s/Karen M. Spaun
Name: Karen M. Spaun
Title: Sr. Vice President and Chief Financial Officer
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